FAIR VALUE MEASUREMENT - Roll forward of major Level 3 Investments (Details) - CNY (¥) ¥ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Roll forward of major Level 3 investments
Fair Value, Asset, Recurring Basis, Unobservable Input Reconciliation, Asset, Gain (Loss), Statement of Other Comprehensive Income or Comprehensive Income [Extensible Enumeration]	Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax
Unobservable inputs (Level 3)
Roll forward of major Level 3 investments
Fair value of Level 3 Investments, beginning balance	¥ 2,601	¥ 3,354
Transfer into/out of Level 3	183
New addition	55	86
Disposal of investments		(28)
Effect of exchange rate change	57	152
Expected credit losses	(115)	(906)
The change in fair value of the investments	(686)	(57)
Fair value of Level 3 Investment, ending balance	¥ 2,095	¥ 2,601